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                                                                   EXHIBIT 10.10
                        [LETTERHEAD OF LOCKHEED MARTIN]


MEMORANDUM

TO:       G. R. Long

FROM:     P. B. Teets

DATE:     November 8, 1995

SUBJECT:  Senior Executive Retirement Plan
--------------------------------------------------------------------------------

This memorandum is to confirm our mutual agreement regarding the extension of your employment to January 31, 1997 under the Sanders Supplemental Executive Retirement Plan (SERP) provisions. This agreement will cancel your notice of retirement as detailed in your November 1, 1995 letter.

Your employment will continue to January 31, 1997 and you will remain eligible for the SERP benefits as follows:

 .       One year of salary continuation plus the average of the three prior years' incentive compensation. During this salary continuation period, all benefits and perquisites shall continue.

 .       Consulting arrangement (at 35% of base annual salary at retirement) for a one year period following salary continuation.

 .       One time relocation benefit within one year of retirement.

At the end of the salary continuation period, the following retiree benefits will continue:

 .       CalComp Retiree Medical Plan (if currently enrolled);

 .       CalComp Retiree Life Coverage of $3,000;

 .       Continuation of CalComp Dental Coverage for up to 18 months if elected and premiums paid.

All other provisions of the Plan will remain the same. Please sign below if you are in agreement.

    /s/ Peter B. Teets                                  /s/ Gary R. Long
    ---------------------                               ------------------
    Peter B. Teets                                      Gary R. Long
    President, Information &                            President
    Technology Services Sector                          CalComp
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[LOGO OF CALCOMP]

A Lockheed Martin Company
2411 West La Palma Avenue
Anaheim, CA 92801

                           **FACSIMILE TRANSMISSION**
                           --------------------------

                                  CONFIDENTIAL

TO:       GARY MANN                                     DATE:   July 1, 1996
                                                NO. OF PAGES:   1

FROM:     GARY LONG                                FAX REPLY:   (714) 821-2074
                                                 PHONE REPLY:   (714) 821-2172

SUBJECT:  RETIREMENT TO NOTIFICATION


The Sanders Early Retirement Program (SERP) requires a participant under the plan to notify management of his intention to retire six months prior to the planned retirement date. In order to meet that requirement, I am notifying you of my intention to retire on January 31, 1997.

This is consistent with our discussion and the proxy. I acknowledge the "handshake" agreement I have with you and Pete Teets concerning continuing through calendar 1997, and it is my intention to meet this commitment. This notification is to ensure that I meet the requirements of the SERP.

bjg
copy: Kevin Coleman